SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 12, 2004


                              LAS VEGAS SANDS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                      333-42147                 04-3010100
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


     3355 LAS VEGAS BOULEVARD SOUTH
            LAS VEGAS, NEVADA                                      89109
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 414-1000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On July 12, 2004, Las Vegas Sands, Inc. issued a press release relating to the commencement of marketing for a new $975 million credit facility. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

         The information contained in Item 9 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Item 9 of this Current Report on Form 8-K report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 12, 2004

                                        LAS VEGAS SANDS, INC.


                                        By: /s/ Harry D. Miltenberger
                                            --------------------------------
                                            Name:  Harry D. Miltenberger
                                            Title: Vice President-Finance




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                                  EXHIBIT INDEX


EXHIBIT NUMBER            TITLE

      99.1                Press Release of Las Vegas Sands, Inc.,
                          dated July 12, 2004.